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                                                                   EXHIBIT 10.90


                                PROMISSORY NOTE


$500,000                                                         January 7, 1999

                                                         St. Petersburg, Florida


         FOR VALUE RECEIVED, Insurance Management Solutions Group, Inc., a corporation organized and existing under the laws of the State of Florida (the "Company"), hereby promises to pay J. Douglas Branham and Felicia A. Rivas, jointly ("Holder") the principal sum of Five Hundred Thousand Dollars ($500,000) plus interest at 8% per annum.

         The principal amount of this Note and accrued interest shall be paid to Holder on March 8, 1999.

         The makers hereof shall not incur any penalty upon the prepayment of all or any part of the indebtedness evidenced hereby.

         If any payment of principal or interest hereby required is overdue for more than 30 days, the holder of this Note may, at its option, and without notice, declare the entire balance of principal then remaining unpaid to be immediately due and payable, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time. Upon default in making any payment hereby required, each maker and endorser, jointly and severally, promise to pay all costs and expenses, including reasonable attorney's fees (including the cost of any appeals), incurred in collecting this Note by legal proceedings or through an attorney.

         Time is of the essence hereunder. Any payment of principal or interest which is not paid when due, whether upon maturity or acceleration or otherwise as provided herein, shall bear interest at the rate of Eighteen (18%) percent per annum from the due date until paid.

         This Note has been executed and delivered in, and is to be governed by and construed under the laws of, the State of Florida, as amended, except as modified by the laws and regulations of the United States of America.

         The undersigned shall have no obligation to pay interest or payments in the nature of interest in excess of the maximum rate of interest allowed to be contracted for by law, as changed from time to time, applicable to this Note (the "Maximum Rate"). Any interest in excess of the Maximum Rate paid by the undersigned ("excess sum") shall be credited as a payment of principal, or, if the undersigned so requests in writing, returned to the undersigned, or, if the indebtedness and other obligations evidenced by this Note have been paid in full, returned to the undersigned together with interest at the same rate as was paid by the undersigned during such period. Any excess sum credited to principal shall be credited as of the date paid to Holder. Holder may, without such action constituting a breach of any obligations to the undersigned, seek judicial determination of the applicable rate of interest, and its obligation to pay or credit any proposed excess sum to the undersigned.

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         Provided Holder has not exercised its right to accelerate this Note, then the undersigned hereof shall pay Holder a late charge of five percent (5%) of any required payment which is not received by Holder when said payment is due. The parties agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

         Acceptance of partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect shall not affect the duty of the undersigned to pay all obligations due hereunder, and shall not affect the right of Holder to pursue all remedies available to it hereunder or under any other agreement between the maker hereof and the Holder.

         The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release of, any subsequent remedy as to a subsequent event.

         The undersigned hereby consents and submits to the jurisdiction of the courts of the State of Florida, and, notwithstanding its place of residence or organization or the place of execution of this Note, any litigation relating hereto, whether arising in contract or tort, by statute or otherwise, shall be brought in (and, if brought elsewhere, may be transferred to) a State court of competent jurisdiction in Pinellas County, Florida.

         The undersigned and any other person liable for the payment hereof respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; and (b) agree that Holder, in order to enforce payment of this Note against any of them, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned (or any co-maker) or against any other person liable for payment hereof or to attempt to realize on any collateral for this Note.

         IN WITNESS WHEREOF, this Note is executed by a duly authorized officer of the undersigned as of the date and year first above written.

                                          INSURANCE MANAGEMENT SOLUTIONS
                                          GROUP, INC.


                                          By:  /s/ Jeffrey S. Bragg
                                             -----------------------------------

                                          As Its:            COO
                                                 -------------------------------




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